UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): May 24, 2016

GREATBATCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-16137	16-1531026
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2595 Dallas Parkway, Suite 310, Frisco, Texas		75034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 759-5600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Stockholders of Greatbatch, Inc. was held on May 24, 2016. At the 2016 Annual Meeting, stockholders approved each of management’s proposals which consisted of (i) the election of nine (9) directors, all of whom were then serving as directors of Greatbatch, Inc., for a term of one (1) year and until their successors are elected and qualified; (ii) the approval of the adoption of the Greatbatch, Inc. 2016 Stock Incentive Plan; (iii) the approval of an amendment to the company's Amended and Restated Certificate of Incorporation to change the Company's name to Integer Holdings Corporation; (iv) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Greatbatch, Inc. for fiscal year 2016; and (v) the approval, on an advisory basis, of the compensation of Greatbatch, Inc.’s named executive officers.

The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present but were not treated as votes cast. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2016 Annual Meeting:

Name:	Shares FOR:	Shares WITHHELD:	Broker NON VOTE:
Pamela G. Bailey	26,722,079	416,478	1,125,410
Joseph W. Dziedzic	26,784,379	354,178	1,125,410
Jean Hobby	26,876,951	261,606	1,125,410
Thomas J. Hook	26,715,731	422,826	1,125,410
M. Craig Maxwell	26,875,541	263,016	1,125,410
Filippo Passerini	26,849,099	289,458	1,125,410
Bill R. Sanford	26,714,916	423,641	1,125,410
Peter H. Soderberg	26,644,923	493,634	1,125,410
William B. Summers, Jr.	24,737,095	2,401,462	1,125,410

The following table reflects the tabulation of the votes with respect to the approval of the adoption of the Greatbatch, Inc. 2016 Stock Incentive Plan:

Shares FOR:	24,691,130
Shares AGAINST:	2,390,666
Shares ABSTAINING:	56,761
Broker NON VOTE:	1,125,410

The following table reflects the tabulation of the votes with respect to the approval of an amendment to the company's Amended and Restated Certificate of Incorporation to change the Company's name to Integer Holdings Corporation:

Shares FOR:	27,598,873
Shares AGAINST:	190,370
Shares ABSTAINING:	474,724

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Greatbatch, Inc. for fiscal year 2016:

Shares FOR:	27,247,136
Shares AGAINST:	995,948
Shares ABSTAINING:	20,883

The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the compensation of Greatbatch, Inc.’s named executive officers:

Shares FOR:	26,696,619
Shares AGAINST:	309,262
Shares ABSTAINING:	132,676
Broker NON VOTE:	1,125,410

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2016	GREATBATCH, INC. By: /s/ TIMOTHY G. MCEVOY . Timothy G. McEvoy Senior Vice President, General Counsel & Secretary